                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income 2024 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)            INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)                                INVESCO EXCHANGE FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)                                  INVESCO HIGH INCOME 2023 TARGET TERM FUND
AIM GROWTH SERIES (INVESCO GROWTH SERIES)                              INVESCO HIGH INCOME 2024 TARGET TERM FUND
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO HIGH INCOME TRUST II
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)                        INVESCO MANAGEMENT TRUST
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)                                INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)                        INVESCO MUNICIPAL TRUST
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)        INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)        INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II                            INVESCO SECURITIES TRUST
INVESCO BOND FUND                                                      INVESCO SENIOR INCOME TRUST
INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST                        INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS
                                                                       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
                                                                       INVESCO VALUE MUNICIPAL INCOME TRUST

  on behalf of the Funds listed in
  the Exhibit to this Memorandum of
  Agreement

  By:     /s/ John M. Zerr
          --------------------------
  Title:  Senior Vice President

  INVESCO ADVISERS, INC.

  By:     /s/ John M. Zerr
          --------------------------
  Title:  Senior Vice President

                                        EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES
TRUST)                                       WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
--------------------------     ------------------------------------------------ -------------- ---------------
Invesco Strategic Real Return  Invesco will waive advisory fees in an amount      4/30/2014      06/30/2019
  Fund                         equal to the advisory fees earned on underlying
                               affiliated investments

AIM INVESTMENT FUNDS (INVESCO
INVESTMENT FUNDS                             WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
-----------------------------  ------------------------------------------------ -------------- ---------------
Invesco Balanced-Risk          Invesco will waive advisory fees in an amount       02/24/15      06/30/2019
  Commodity Strategy Fund      equal to the advisory fees earned on underlying
                               affiliated investments

Invesco Global Targeted        Invesco will waive advisory fees in an amount      12/17/2013     06/30/2019
  Returns Fund                 equal to the advisory fees earned on underlying
                               affiliated investments

AIM TREASURER'S SERIES TRUST
(INVESCO TREASURER'S SERIES
TRUST)                                       WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
----------------------------   ------------------------------------------------ -------------- ---------------
Invesco Premier Portfolio      Invesco will waive advisory fees in the amount      2/1/2011      12/31/2018
                               of 0.07% of the Fund's average daily net assets

Invesco Premier U.S.           Invesco will waive advisory fees in the amount      2/1/2011      12/31/2018
  Government Money Portfolio   of 0.07% of the Fund's average daily net assets

Invesco Premier Tax-Exempt     Invesco will waive advisory fees in the amount     06/01/2016     12/31/2018
  Portfolio                    of 0.05% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL
---------                                         ------------------ ---------------
Invesco American Franchise Fund                   February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund           February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                          June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund             February 12, 2010   June 30, 2019
Invesco Equity and Income Fund                    February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                           July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund               July 1, 2007     June 30, 2019
Invesco Growth and Income Fund                    February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund             July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund         February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                        February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal Fund  September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund                  February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund                  April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                          EFFECTIVE DATE COMMITTED UNTIL
---------                          -------------- ---------------
Invesco Charter Fund                July 1, 2007   June 30, 2019
Invesco Diversified Dividend Fund   July 1, 2007   June 30, 2019
Invesco Summit Fund                 July 1, 2007   June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                      EFFECTIVE DATE COMMITTED UNTIL
----                                      -------------- ---------------
Invesco European Small Company Fund        July 1, 2007   June 30, 2019
Invesco Global Core Equity Fund            July 1, 2007   June 30, 2019
Invesco International Small Company Fund   July 1, 2007   June 30, 2019
Invesco Small Cap Equity Fund              July 1, 2007   June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco Alternative Strategies Fund              October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund              February 12, 2010  June 30, 2019
Invesco Global Low Volatility Equity Yield Fund    July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund                   July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund               October 14, 2014   June 30, 2019
Invesco Quality Income Fund                      February 12, 2010  June 30, 2019
Invesco Small Cap Growth Fund                      July 1, 2007     June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
----                                        ----------------- ---------------
Invesco Asia Pacific Growth Fund              July 1, 2007     June 30, 2019
Invesco European Growth Fund                  July 1, 2007     June 30, 2019
Invesco Global Growth Fund                    July 1, 2007     June 30, 2019
Invesco Global Opportunities Fund            August 3, 2012    June 30, 2019
Invesco Global Responsibility Equity Fund     June 30, 2016    June 30, 2019
Invesco Global Small & Mid Cap Growth Fund    July 1, 2007     June 30, 2019
Invesco International Companies Fund        December 21, 2015  June 30, 2019
Invesco International Core Equity Fund        July 1, 2007     June 30, 2019
Invesco International Growth Fund             July 1, 2007     June 30, 2019
Invesco Select Opportunities Fund            August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013   June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2019
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2019
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2019
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2019
Invesco Emerging Markets Flexible Bond Fund/3/      June 14, 2010     June 30, 2019
Invesco Endeavor Fund                                July 1, 2007     June 30, 2019
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2019
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2019
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2019
Invesco Global Targeted Returns Fund/5/           December 17, 2013   June 30, 2019
Invesco Greater China Fund                           July 1, 2007     June 30, 2019
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2019
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2019
Invesco Macro Allocation Strategy Fund/4/         September 25, 2012  June 30, 2019
Invesco MLP Fund                                   August 29, 2014    June 30, 2019
Invesco Multi-Asset Income Fund/6/                December 13, 2011   June 30, 2019
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2019
Invesco Select Companies Fund                        July 1, 2007     June 30, 2019
Invesco World Bond Fund                              July 1, 2007     June 30, 2019
Invesco U.S. Managed Volatility Fund              December 18, 2017   June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                  ----------------- ---------------
Invesco Corporate Bond Fund           February 12, 2010  June 30, 2019
Invesco Global Real Estate Fund         July 1, 2007     June 30, 2019
Invesco Government Money Market Fund    July 1, 2007     June 30, 2019
Invesco High Yield Fund                 July 1, 2007     June 30, 2019

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

Invesco Real Estate Fund                         July 1, 2007 June 30, 2019
Invesco Short Duration Inflation Protected Fund  July 1, 2007 June 30, 2019
Invesco Short Term Bond Fund                     July 1, 2007 June 30, 2019
Invesco U.S. Government Fund                     July 1, 2007 June 30, 2019

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                  EFFECTIVE DATE   COMMITTED UNTIL
----                                 ----------------- ---------------
Invesco American Value Fund          February 12, 2010  June 30, 2019
Invesco Comstock Fund                February 12, 2010  June 30, 2019
Invesco Energy Fund                    July 1, 2007     June 30, 2019
Invesco Dividend Income Fund           July 1, 2007     June 30, 2019
Invesco Gold & Precious Metals Fund    July 1, 2007     June 30, 2019
Invesco Mid Cap Growth Fund          February 12, 2010  June 30, 2019
Invesco Small Cap Value Fund         February 12, 2010  June 30, 2019
Invesco Technology Fund                July 1, 2007     June 30, 2019
Invesco Technology Sector Fund       February 12, 2010  June 30, 2019
Invesco Value Opportunities Fund     February 12, 2010  June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco High Yield Municipal Fund                February 12, 2010  June 30, 2019
Invesco Intermediate Term Municipal Income Fund  February 12, 2010  June 30, 2019
Invesco Municipal Income Fund                    February 12, 2010  June 30, 2019
Invesco New York Tax Free Income Fund            February 12, 2010  June 30, 2019
Invesco Tax-Exempt Cash Fund                       July 1, 2007     June 30, 2019
Invesco Limited Term Municipal Income Fund         July 1, 2007     June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco V.I. American Franchise Fund           February 12, 2010  June 30, 2019
Invesco V.I. American Value Fund               February 12, 2010  June 30, 2019
Invesco V.I. Balanced-Risk Allocation Fund/7/  December 22, 2010  June 30, 2019
Invesco V.I. Comstock Fund                     February 12, 2010  June 30, 2019
Invesco V.I. Core Equity Fund                    July 1, 2007     June 30, 2019
Invesco V.I. Core Plus Bond Fund                April 30, 2015    June 30, 2019
Invesco V.I. Diversified Dividend Fund         February 12, 2010  June 30, 2019
Invesco V.I. Equally-Weighted S&P 500 Fund     February 12, 2010  June 30, 2019
Invesco V.I. Equity and Income Fund            February 12, 2010  June 30, 2019
Invesco V.I. Global Core Equity Fund           February 12, 2010  June 30, 2019
Invesco V.I. Global Health Care Fund             July 1, 2007     June 30, 2019
Invesco V.I. Global Real Estate Fund             July 1, 2007     June 30, 2019
Invesco V.I. Government Money Market Fund        July 1, 2007     June 30, 2019
Invesco V.I. Government Securities Fund          July 1, 2007     June 30, 2019
Invesco V.I. Growth and Income Fund            February 12, 2010  June 30, 2019
Invesco V.I. High Yield Fund                     July 1, 2007     June 30, 2019
Invesco V.I. International Growth Fund           July 1, 2007     June 30, 2019
Invesco V.I. Managed Volatility Fund             July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund            July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Growth Fund               February 12, 2010  June 30, 2019
Invesco V.I. S&P 500 Index Fund                February 12, 2010  June 30, 2019
Invesco V.I. Small Cap Equity Fund               July 1, 2007     June 30, 2019
Invesco V.I. Technology Fund                     July 1, 2007     June 30, 2019
Invesco V.I. Value Opportunities Fund            July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

 FUND                           EFFECTIVE DATE           COMMITTED UNTIL
 ----                      ------------------------  ------------------------
 Invesco Exchange Fund        September 30, 2015          June 30, 2019

                           INVESCO SECURITIES TRUST

 FUND                           EFFECTIVE DATE           COMMITTED UNTIL
 ----                      ------------------------  ------------------------
 Invesco Balanced-Risk         January 16, 2013           June 30, 2019
   Aggressive Allocation
   Fund/8/

                           INVESCO MANAGEMENT TRUST

 FUND                           EFFECTIVE DATE           COMMITTED UNTIL
 ----                      ------------------------  ------------------------
 Invesco Conservative            July 1, 2014             June 30, 2019
   Income Fund

                               CLOSED-END FUNDS

 FUND                           EFFECTIVE DATE           COMMITTED UNTIL
 ----                      ------------------------  ------------------------
 Invesco Advantage               May 15, 2012             June 30, 2019
   Municipal Income Trust
   II
 Invesco Bond Fund             August 26, 2015            June 30, 2019
 Invesco California Value        May 15, 2012             June 30, 2019
   Municipal Income Trust
 Invesco Dynamic Credit          May 15, 2012             June 30, 2019
   Opportunities Fund
 Invesco High Income 2023     November 28, 20016          June 30, 2019
   Target Term Fund
 Invesco High Income 2024     November 30, 2017           June 30, 2019
   Target Term Fund
 Invesco High Income             May 15, 2012             June 30, 2019
   Trust II
 Invesco Municipal Income      August 26, 2015            June 30, 2019
   Opportunities Trust
 Invesco Municipal               May 15, 2012             June 30, 2019
   Opportunity Trust
 Invesco Municipal Trust         May 15, 2012             June 30, 2019
 Invesco Pennsylvania            May 15, 2012             June 30, 2019
   Value Municipal Income
   Trust
 Invesco Quality               August 26, 2015            June 30, 2019
   Municipal Income Trust
 Invesco Senior Income           May 15, 2012             June 30, 2019
   Trust
 Invesco Trust for               May 15, 2012             June 30, 2019
   Investment Grade
   Municipals
 Invesco Trust for               May 15, 2012             June 30, 2019
   Investment Grade New
   York Municipals
 Invesco Value Municipal         June 1, 2010             June 30, 2019
   Income Trust

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                 VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                ------------  ----------  ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                   Contractual     2.00%        July 1, 2013       June 30, 2018
   Class B Shares                   Contractual     2.75%        July 1, 2013       June 30, 2018
   Class C Shares                   Contractual     2.75%        July 1, 2013       June 30, 2018
   Class R Shares                   Contractual     2.25%        July 1, 2013       June 30, 2018
   Class R5 Shares                  Contractual     1.75%        July 1, 2013       June 30, 2018
   Class R6 Shares                  Contractual     1.75%        July 1, 2013       June 30, 2018
   Class Y Shares                   Contractual     1.75%        July 1, 2013       June 30, 2018

Invesco California Tax-Free Income
  Fund
   Class A Shares                   Contractual     1.50%        July 1, 2012       June 30, 2018
   Class B Shares                   Contractual     2.00%        July 1, 2012       June 30, 2018
   Class C Shares                   Contractual     2.00%        July 1, 2012       June 30, 2018
   Class R6 Shares                  Contractual     1.25%       April 4, 2017       June 30, 2018
   Class Y Shares                   Contractual     1.25%        July 1, 2012       June 30, 2018

Invesco Core Plus Bond Fund
   Class A Shares                   Contractual     0.75%     December 16, 2016   December 31, 2018
   Class B Shares                   Contractual     1.50%     December 16, 2016   December 31, 2018
   Class C Shares                   Contractual     1.50%     December 16, 2016   December 31, 2018
   Class R Shares                   Contractual     1.00%     December 16, 2016   December 31, 2018
   Class R5 Shares                  Contractual     0.50%     December 16, 2016   December 31, 2018
   Class R6 Shares                  Contractual     0.50%     December 16, 2016   December 31, 2018
   Class Y Shares                   Contractual     0.50%     December 16, 2016   December 31, 2018

Invesco Equally-Weighted S&P 500
  Fund
   Class A Shares                   Contractual     2.00%        July 1, 2012       June 30, 2018
   Class B Shares                   Contractual     2.75%        July 1, 2012       June 30, 2018
   Class C Shares                   Contractual     2.75%        July 1, 2012       June 30, 2018
   Class R Shares                   Contractual     2.25%        July 1, 2012       June 30, 2018
   Class R6 Shares                  Contractual     1.75%     September 24, 2012    June 30, 2018
   Class Y Shares                   Contractual     1.75%        July 1, 2012       June 30, 2018

Invesco Equity and Income Fund
   Class A Shares                   Contractual     1.50%        July 1, 2012       June 30, 2018
   Class B Shares                   Contractual     2.25%        July 1, 2012       June 30, 2018
   Class C Shares                   Contractual     2.25%        July 1, 2012       June 30, 2018
   Class R Shares                   Contractual     1.75%        July 1, 2012       June 30, 2018
   Class R5 Shares                  Contractual     1.25%        July 1, 2012       June 30, 2018
   Class R6 Shares                  Contractual     1.25%     September 24, 2012    June 30, 2018
   Class Y Shares                   Contractual     1.25%        July 1, 2012       June 30, 2018

Invesco Floating Rate Fund
   Class A Shares                   Contractual     1.50%       April 14, 2006      June 30, 2018
   Class C Shares                   Contractual     2.00%       April 14, 2006      June 30, 2018
   Class R Shares                   Contractual     1.75%       April 14, 2006      June 30, 2018
   Class R5 Shares                  Contractual     1.25%       April 14, 2006      June 30, 2018
   Class R6 Shares                  Contractual     1.25%     September 24, 2012    June 30, 2018
   Class Y Shares                   Contractual     1.25%      October 3, 2008      June 30, 2018

Invesco Global Real Estate Income
  Fund
   Class A Shares                   Contractual     2.00%        July 1, 2009       June 30, 2018
   Class B Shares                   Contractual     2.75%        July 1, 2009       June 30, 2018
   Class C Shares                   Contractual     2.75%        July 1, 2009       June 30, 2018
   Class R5 Shares                  Contractual     1.75%        July 1, 2009       June 30, 2018
   Class R6 Shares                  Contractual     1.75%     September 24, 2012    June 30, 2018
   Class Y Shares                   Contractual     1.75%        July 1, 2009       June 30, 2018

See page 18 for footnotes to Exhibit A.

                                      CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                   VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                  ------------  --------------------- ------------------- ------------------
Invesco Growth and Income Fund
   Class A Shares                     Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R Shares                     Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R5 Shares                    Contractual          1.75%             July 1, 2012       June 30, 2018
   Class R6 Shares                    Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares                     Contractual          1.75%             July 1, 2012       June 30, 2018

Invesco Low Volatility Equity Yield
  Fund
   Class A Shares                     Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R Shares                     Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R5 Shares                    Contractual          1.75%             July 1, 2012       June 30, 2018
   Class R6 Shares                    Contractual          1.75%            April 4, 2017       June 30, 2018
   Class Y Shares                     Contractual          1.75%             July 1, 2012       June 30, 2018
   Investor Class Shares              Contractual          2.00%             July 1, 2012       June 30, 2018

Invesco Pennsylvania Tax Free Income
  Fund
   Class A Shares                     Contractual          1.50%             July 1, 2012       June 30, 2018
   Class B Shares                     Contractual          2.25%             July 1, 2012       June 30, 2018
   Class C Shares                     Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R6 Shares                    Contractual          1.25%            April 4, 2017       June 30, 2018
   Class Y Shares                     Contractual          1.25%             July 1, 2012       June 30, 2018

Invesco S&P 500 Index Fund
   Class A Shares                     Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R6 Shares                    Contractual          1.75%            April 4, 2017       June 30, 2018
   Class Y Shares                     Contractual          1.75%             July 1, 2012       June 30, 2018

Invesco Short Duration High Yield
  Municipal Fund
   Class A Shares                     Contractual          0.79%          September 30, 2015  December 31, 2018
   Class C Shares                     Contractual          1.54%          September 30, 2015  December 31, 2018
   Class R5 Shares                    Contractual          0.54%          September 30, 2015  December 31, 2018
   Class R6 Shares                    Contractual          0.54%            April 4, 2017     December 31, 2018
   Class Y Shares                     Contractual          0.54%          September 30, 2015  December 31, 2018

Invesco Small Cap Discovery Fund
   Class A Shares                     Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares                     Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R5 Shares                    Contractual          1.75%          September 24, 2012    June 30, 2018
   Class R6 Shares                    Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares                     Contractual          1.75%             July 1, 2012       June 30, 2018

Invesco Strategic Real Return Fund
   Class A Shares                     Contractual   0.82% less net AFFE*    April 30, 2014    December 31, 2018
   Class C Shares                     Contractual   1.57% less net AFFE*    April 30, 2014    December 31, 2018
   Class R Shares                     Contractual   1.07% less net AFFE*    April 30, 2014    December 31, 2018
   Class R5 Shares                    Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2018
   Class R6 Shares                    Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2018
   Class Y Shares                     Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2018

See page 18 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                 ------------  ----------  ------------------- ---------------
Invesco Charter Fund
   Class A Shares                    Contractual     2.00%        July 1, 2009     June 30, 2018
   Class B Shares                    Contractual     2.75%        July 1, 2009     June 30, 2018
   Class C Shares                    Contractual     2.75%        July 1, 2009     June 30, 2018
   Class R Shares                    Contractual     2.25%        July 1, 2009     June 30, 2018
   Class R5 Shares                   Contractual     1.75%        July 1, 2009     June 30, 2018
   Class R6 Shares                   Contractual     1.75%     September 24, 2012  June 30, 2018
   Class S Shares                    Contractual     1.90%     September 25, 2009  June 30, 2018
   Class Y Shares                    Contractual     1.75%        July 1, 2009     June 30, 2018

Invesco Diversified Dividend Fund
   Class A Shares                    Contractual     2.00%        July 1, 2013     June 30, 2018
   Class B Shares                    Contractual     2.75%        July 1, 2013     June 30, 2018
   Class C Shares                    Contractual     2.75%        July 1, 2013     June 30, 2018
   Class R Shares                    Contractual     2.25%        July 1, 2013     June 30, 2018
   Class R5 Shares                   Contractual     1.75%        July 1, 2013     June 30, 2018
   Class R6 Shares                   Contractual     1.75%        July 1, 2013     June 30, 2018
   Class Y Shares                    Contractual     1.75%        July 1, 2013     June 30, 2018
   Investor Class Shares             Contractual     2.00%        July 1, 2013     June 30, 2018

Invesco Summit Fund
   Class A Shares                    Contractual     2.00%        July 1, 2009     June 30, 2018
   Class B Shares                    Contractual     2.75%        July 1, 2009     June 30, 2018
   Class C Shares                    Contractual     2.75%        July 1, 2009     June 30, 2018
   Class P Shares                    Contractual     1.85%        July 1, 2009     June 30, 2018
   Class R5 Shares                   Contractual     1.75%        July 1, 2009     June 30, 2018
   Class R6 Shares                   Contractual     1.75%       April 4, 2017     June 30, 2018
   Class S Shares                    Contractual     1.90%     September 25, 2009  June 30, 2018
   Class Y Shares                    Contractual     1.75%        July 1, 2009     June 30, 2018

                             AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                 ------------  ----------  ------------------- ---------------
Invesco European Small Company
  Fund
   Class A Shares                    Contractual     2.25%        July 1, 2009     June 30, 2018
   Class B Shares                    Contractual     3.00%        July 1, 2009     June 30, 2018
   Class C Shares                    Contractual     3.00%        July 1, 2009     June 30, 2018
   Class R6 Shares                   Contractual     2.00%       April 4, 2017     June 30, 2018
   Class Y Shares                    Contractual     2.00%        July 1, 2009     June 30, 2018

Invesco Global Core Equity Fund
   Class A Shares                    Contractual     1.22%      January 1, 2017    April 30, 2019
   Class B Shares                    Contractual     1.97%      January 1, 2017    April 30, 2019
   Class C Shares                    Contractual     1.97%      January 1, 2017    April 30, 2019
   Class R Shares                    Contractual     1.47%      January 1, 2017    April 30, 2019
   Class R5 Shares                   Contractual     0.97%      January 1, 2017    April 30, 2019
   Class R6 Shares                   Contractual     0.97%       April 4, 2017     April 30, 2019
   Class Y Shares                    Contractual     0.97%      January 1, 2017    April 30, 2019

Invesco International Small Company
  Fund
   Class A Shares                    Contractual     2.25%        July 1, 2009     June 30, 2018
   Class B Shares                    Contractual     3.00%        July 1, 2009     June 30, 2018
   Class C Shares                    Contractual     3.00%        July 1, 2009     June 30, 2018
   Class R5 Shares                   Contractual     2.00%        July 1, 2009     June 30, 2018
   Class R6 Shares                   Contractual     2.00%     September 24, 2012  June 30, 2018
   Class Y Shares                    Contractual     2.00%        July 1, 2009     June 30, 2018

See page 18 for footnotes to Exhibit A.

                                     CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                  VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                 ------------  --------------------- ------------------- ---------------
Invesco Small Cap Equity Fund
   Class A Shares                    Contractual          2.00%             July 1, 2009     June 30, 2018
   Class B Shares                    Contractual          2.75%             July 1, 2009     June 30, 2018
   Class C Shares                    Contractual          2.75%             July 1, 2009     June 30, 2018
   Class R Shares                    Contractual          2.25%             July 1, 2009     June 30, 2018
   Class R5 Shares                   Contractual          1.75%             July 1, 2009     June 30, 2018
   Class R6 Shares                   Contractual          1.75%          September 24, 2012  June 30, 2018
   Class Y Shares                    Contractual          1.75%             July 1, 2009     June 30, 2018

                                AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                     CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                  VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                 ------------  --------------------- ------------------- ---------------
Invesco Alternative Strategies Fund
   Class A Shares                    Contractual   1.44% less net AFFE*   January 1, 2017    April 30, 2019
   Class C Shares                    Contractual   2.19% less net AFFE*   January 1, 2017    April 30, 2019
   Class R Shares                    Contractual   1.69% less net AFFE*   January 1, 2017    April 30, 2019
   Class R5 Shares                   Contractual   1.19% less net AFFE*   January 1, 2017    April 30, 2019
   Class R6 Shares                   Contractual   1.19% less net AFFE*   January 1, 2017    April 30, 2019
   Class Y Shares                    Contractual   1.19% less net AFFE*   January 1, 2017    April 30, 2019

Invesco Balanced-Risk Retirement
  2020 Fund
   Class A Shares                    Contractual          0.25%           November 4, 2009   April 30, 2019
   Class AX Shares                   Contractual          0.25%          February 12, 2010   April 30, 2019
   Class B Shares                    Contractual          1.00%           November 4, 2009   April 30, 2019
   Class C Shares                    Contractual          1.00%           November 4, 2009   April 30, 2019
   Class CX Shares                   Contractual          1.00%          February 12, 2010   April 30, 2019
   Class R Shares                    Contractual          0.50%           November 4, 2009   April 30, 2019
   Class R5 Shares                   Contractual          0.00%           November 4, 2009   April 30, 2019
   Class R6 Shares                   Contractual          0.00%          September 24, 2012  April 30, 2019
   Class RX Shares                   Contractual          0.50%          February 12, 2010   April 30, 2019
   Class Y Shares                    Contractual          0.00%           November 4, 2009   April 30, 2019

Invesco Balanced-Risk Retirement
  2030 Fund
   Class A Shares                    Contractual          0.25%           November 4, 2009   April 30, 2019
   Class AX Shares                   Contractual          0.25%          February 12, 2010   April 30, 2019
   Class B Shares                    Contractual          1.00%           November 4, 2009   April 30, 2019
   Class C Shares                    Contractual          1.00%           November 4, 2009   April 30, 2019
   Class CX Shares                   Contractual          1.00%          February 12, 2010   April 30, 2019
   Class R Shares                    Contractual          0.50%           November 4, 2009   April 30, 2019
   Class R5 Shares                   Contractual          0.00%           November 4, 2009   April 30, 2019
   Class R6 Shares                   Contractual          0.00%          September 24, 2012  April 30, 2019
   Class RX Shares                   Contractual          0.50%          February 12, 2010   April 30, 2019
   Class Y Shares                    Contractual          0.00%           November 4, 2009   April 30, 2019

Invesco Balanced-Risk Retirement
  2040 Fund
   Class A Shares                    Contractual          0.25%           November 4, 2009   April 30, 2019
   Class AX Shares                   Contractual          0.25%          February 12, 2010   April 30, 2019
   Class B Shares                    Contractual          1.00%           November 4, 2009   April 30, 2019
   Class C Shares                    Contractual          1.00%           November 4, 2009   April 30, 2019
   Class CX Shares                   Contractual          1.00%          February 12, 2010   April 30, 2019
   Class R Shares                    Contractual          0.50%           November 4, 2009   April 30, 2019
   Class R5 Shares                   Contractual          0.00%           November 4, 2009   April 30, 2019
   Class R6 Shares                   Contractual          0.00%          September 24, 2012  April 30, 2019
   Class RX Shares                   Contractual          0.50%          February 12, 2010   April 30, 2019
   Class Y Shares                    Contractual          0.00%           November 4, 2009   April 30, 2019

See page 18 for footnotes to Exhibit A.

                                      CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                   VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                  ------------  ----------  ------------------- ---------------
Invesco Balanced-Risk Retirement
  2050 Fund
   Class A Shares                     Contractual     0.25%      November 4, 2009   April 30, 2019
   Class AX Shares                    Contractual     0.25%     February 12, 2010   April 30, 2019
   Class B Shares                     Contractual     1.00%      November 4, 2009   April 30, 2019
   Class C Shares                     Contractual     1.00%      November 4, 2009   April 30, 2019
   Class CX Shares                    Contractual     1.00%     February 12, 2010   April 30, 2019
   Class R Shares                     Contractual     0.50%      November 4, 2009   April 30, 2019
   Class R5 Shares                    Contractual     0.00%      November 4, 2009   April 30, 2019
   Class R6 Shares                    Contractual     0.00%     September 24, 2012  April 30, 2019
   Class RX Shares                    Contractual     0.50%     February 12, 2010   April 30, 2019
   Class Y Shares                     Contractual     0.00%      November 4, 2009   April 30, 2019

Invesco Balanced-Risk Retirement
  Now Fund
   Class A Shares                     Contractual     0.25%      November 4, 2009   April 30, 2019
   Class AX Shares                    Contractual     0.25%     February 12, 2010   April 30, 2019
   Class B Shares                     Contractual     1.00%      November 4, 2009   April 30, 2019
   Class C Shares                     Contractual     1.00%      November 4, 2009   April 30, 2019
   Class CX Shares                    Contractual     1.00%     February 12, 2010   April 30, 2019
   Class R Shares                     Contractual     0.50%      November 4, 2009   April 30, 2019
   Class R5 Shares                    Contractual     0.00%      November 4, 2009   April 30, 2019
   Class R6 Shares                    Contractual     0.00%     September 24, 2012  April 30, 2019
   Class RX Shares                    Contractual     0.50%     February 12, 2010   April 30, 2019
   Class Y Shares                     Contractual     0.00%      November 4, 2009   April 30, 2019

Invesco Conservative Allocation Fund
   Class A Shares                     Contractual     1.50%        July 1, 2012     June 30, 2018
   Class B Shares                     Contractual     2.25%        July 1, 2012     June 30, 2018
   Class C Shares                     Contractual     2.25%        July 1, 2012     June 30, 2018
   Class R Shares                     Contractual     1.75%        July 1, 2012     June 30, 2018
   Class R5 Shares                    Contractual     1.25%        July 1, 2012     June 30, 2018
   Class R6 Shares                    Contractual     1.25%       April 4, 2017     June 30, 2018
   Class S Shares                     Contractual     1.40%        July 1, 2012     June 30, 2018
   Class Y Shares                     Contractual     1.25%        July 1, 2012     June 30, 2018

Invesco Convertible Securities Fund
   Class A Shares                     Contractual     1.50%        July 1, 2012     June 30, 2018
   Class B Shares                     Contractual     2.25%        July 1, 2012     June 30, 2018
   Class C Shares                     Contractual     2.25%        July 1, 2012     June 30, 2018
   Class R5 Shares                    Contractual     1.25%        July 1, 2012     June 30, 2018
   Class R6 Shares                    Contractual     1.25%     September 24, 2012  June 30, 2018
   Class Y Shares                     Contractual     1.25%        July 1, 2012     June 30, 2018

Invesco Global Low Volatility Equity
  Yield Fund
   Class A Shares                     Contractual     2.00%        May 1, 2016      June 30, 2018
   Class B Shares                     Contractual     2.75%        May 1, 2016      June 30, 2018
   Class C Shares                     Contractual     2.75%        May 1, 2016      June 30, 2018
   Class R Shares                     Contractual     2.25%        May 1, 2016      June 30, 2018
   Class R5 Shares                    Contractual     1.75%        May 1, 2016      June 30, 2018
   Class R6 Shares                    Contractual     1.75%       April 4, 2017     June 30, 2018
   Class Y Shares                     Contractual     1.75%        May 1, 2016      June 30, 2018

Invesco Growth Allocation Fund
   Class A Shares                     Contractual     2.00%        July 1, 2012     June 30, 2018
   Class B Shares                     Contractual     2.75%        July 1, 2012     June 30, 2018
   Class C Shares                     Contractual     2.75%        July 1, 2012     June 30, 2018
   Class R Shares                     Contractual     2.25%        July 1, 2012     June 30, 2018
   Class R5 Shares                    Contractual     1.75%        July 1, 2012     June 30, 2018
   Class R6 Shares                    Contractual     1.75%       April 4, 2017     June 30, 2018
   Class S Shares                     Contractual     1.90%        July 1, 2012     June 30, 2018
   Class Y Shares                     Contractual     1.75%        July 1, 2012     June 30, 2018

See page 18 for footnotes to Exhibit A.

                                       CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY         LIMITATION         CURRENT LIMIT          DATE
----                                   ------------  --------------------- ------------------ -----------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual          0.25%             May 1, 2012      April 30, 2019
   Class B Shares                      Contractual          1.00%             May 1, 2012      April 30, 2019
   Class C Shares                      Contractual          1.00%             May 1, 2012      April 30, 2019
   Class R Shares                      Contractual          0.50%             May 1, 2012      April 30, 2019
   Class R5 Shares                     Contractual          0.00%             May 1, 2012      April 30, 2019
   Class R6 Shares                     Contractual          0.00%            April 4, 2017     April 30, 2019
   Class Y Shares                      Contractual          0.00%             May 1, 2012      April 30, 2019

Invesco International Allocation Fund
   Class A Shares                      Contractual          2.25%             May 1, 2012       June 30, 2018
   Class B Shares                      Contractual          3.00%             May 1, 2012       June 30, 2018
   Class C Shares                      Contractual          3.00%             May 1, 2012       June 30, 2018
   Class R Shares                      Contractual          2.50%             May 1, 2012       June 30, 2018
   Class R5 Shares                     Contractual          2.00%             May 1, 2012       June 30, 2018
   Class R6 Shares                     Contractual          2.00%            April 4, 2017      June 30, 2018
   Class Y Shares                      Contractual          2.00%             May 1, 2012       June 30, 2018

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual          2.00%             July 1, 2009      June 30, 2018
   Class B Shares                      Contractual          2.75%             July 1, 2009      June 30, 2018
   Class C Shares                      Contractual          2.75%             July 1, 2009      June 30, 2018
   Class R Shares                      Contractual          2.25%             July 1, 2009      June 30, 2018
   Class R5 Shares                     Contractual          1.75%             July 1, 2009      June 30, 2018
   Class R6 Shares                     Contractual          1.75%          September 24, 2012   June 30, 2018
   Class Y Shares                      Contractual          1.75%             July 1, 2009      June 30, 2018

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual          1.50%             July 1, 2012      June 30, 2018
   Class B Shares                      Contractual          2.25%             July 1, 2012      June 30, 2018
   Class C Shares                      Contractual          2.25%             July 1, 2012      June 30, 2018
   Class R Shares                      Contractual          1.75%             July 1, 2012      June 30, 2018
   Class R5 Shares                     Contractual          1.25%             July 1, 2012      June 30, 2018
   Class R6 Shares                     Contractual          1.25%            April 4, 2017      June 30, 2018
   Class S Shares                      Contractual          1.40%             July 1, 2012      June 30, 2018
   Class Y Shares                      Contractual          1.25%             July 1, 2012      June 30, 2018

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual   1.02% less net AFFE*   January 1, 2017    April 30, 2019
   Class C Shares                      Contractual   1.77% less net AFFE*   January 1, 2017    April 30, 2019
   Class R Shares                      Contractual   1.27% less net AFFE*   January 1, 2017    April 30, 2019
   Class R5 Shares                     Contractual   0.77% less net AFFE*   January 1, 2017    April 30, 2019
   Class R6 Shares                     Contractual   0.77% less net AFFE*   January 1, 2017    April 30, 2019
   Class Y Shares                      Contractual   0.77% less net AFFE*   January 1, 2017    April 30, 2019

Invesco Peak Retirement(TM) 2015 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2020 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

See page 18 for footnotes to Exhibit A.

                                       CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY         LIMITATION        CURRENT LIMIT           DATE
----                                   ------------  --------------------- ------------------ ------------------
Invesco Peak Retirement(TM) 2025 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2030 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2035 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2040 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2045 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2050 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2055 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2060 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017  December 31, 2019

See page 18 for footnotes to Exhibit A.

                                       CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                    VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                   ------------  --------------------- ------------------- ------------------
Invesco Peak Retirement(TM) 2065 Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019

Invesco Peak Retirement(TM) Now Fund
   Class A Shares                      Contractual   0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares                      Contractual   1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares                      Contractual   1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares                     Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares                      Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019

Invesco Quality Income Fund
   Class A Shares                      Contractual          1.50%             July 1, 2012       June 30, 2018
   Class B Shares                      Contractual          2.25%             July 1, 2012       June 30, 2018
   Class C Shares                      Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R5 Shares                     Contractual          1.25%             July 1, 2012       June 30, 2018
   Class R6 Shares                     Contractual          1.25%            April 4, 2017       June 30, 2018
   Class Y Shares                      Contractual          1.25%             July 1, 2012       June 30, 2018

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual          2.00%             July 1, 2009       June 30, 2018
   Class B Shares                      Contractual          2.75%             July 1, 2009       June 30, 2018
   Class C Shares                      Contractual          2.75%             July 1, 2009       June 30, 2018
   Class R Shares                      Contractual          2.25%             July 1, 2009       June 30, 2018
   Class R5 Shares                     Contractual          1.75%             July 1, 2009       June 30, 2018
   Class R6 Shares                     Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares                      Contractual          1.75%             July 1, 2009       June 30, 2018
   Investor Class Shares               Contractual          2.00%             July 1, 2009       June 30, 2018

                      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                       CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                    VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                   ------------  --------------------- ------------------- ------------------
Invesco Asia Pacific Growth Fund
   Class A Shares                      Contractual          2.25%             July 1, 2009       June 30, 2018
   Class B Shares                      Contractual          3.00%             July 1, 2009       June 30, 2018
   Class C Shares                      Contractual          3.00%             July 1, 2009       June 30, 2018
   Class R6 Shares                     Contractual          2.00%            April 4, 2017       June 30, 2018
   Class Y Shares                      Contractual          2.00%             July 1, 2009       June 30, 2018

Invesco European Growth Fund
   Class A Shares                      Contractual          2.25%             July 1, 2009       June 30, 2018
   Class B Shares                      Contractual          3.00%             July 1, 2009       June 30, 2018
   Class C Shares                      Contractual          3.00%             July 1, 2009       June 30, 2018
   Class R Shares                      Contractual          2.50%             July 1, 2009       June 30, 2018
   Class R6 Shares                     Contractual          2.00%            April 4, 2017       June 30, 2018
   Class Y Shares                      Contractual          2.00%             July 1, 2009       June 30, 2018
   Investor Class Shares               Contractual          2.25%             July 1, 2009       June 30, 2018

Invesco Global Growth Fund
   Class A Shares                      Contractual          1.22%           January 1, 2017    February 28, 2019
   Class B Shares                      Contractual          1.97%           January 1, 2017    February 28, 2019
   Class C Shares                      Contractual          1.97%           January 1, 2017    February 28, 2019
   Class R5 Shares                     Contractual          0.97%           January 1, 2017    February 28, 2019
   Class R6 Shares                     Contractual          0.97%           January 1, 2017    February 28, 2019
   Class Y Shares                      Contractual          0.97%           January 1, 2017    February 28, 2019

See page 18 for footnotes to Exhibit A.

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                    ------------  ----------  -----------------  ------------------
Invesco Global Opportunities Fund
   Class A Shares                       Contractual     1.02%     January 1, 2017    February 28, 2019
   Class C Shares                       Contractual     1.77%     January 1, 2017    February 28, 2019
   Class R Shares                       Contractual     1.27%     January 1, 2017    February 28, 2019
   Class R5 Shares                      Contractual     0.77%     January 1, 2017    February 28, 2019
   Class R6 Shares                      Contractual     0.77%     January 1, 2017    February 28, 2019
   Class Y Shares                       Contractual     0.77%     January 1, 2017    February 28, 2019

Invesco Global Small & Mid Cap
  Growth Fund
   Class A Shares                       Contractual     2.25%      July 1, 2009        June 30, 2018
   Class B Shares                       Contractual     3.00%      July 1, 2009        June 30, 2018
   Class C Shares                       Contractual     3.00%      July 1, 2009        June 30, 2018
   Class R5 Shares                      Contractual     2.00%      July 1, 2009        June 30, 2018
   Class R6 Shares                      Contractual     2.00%      April 4, 2017       June 30, 2018
   Class Y Shares                       Contractual     2.00%      July 1, 2009        June 30, 2018

Invesco Global Responsibility Equity
  Fund
   Class A Shares                       Contractual     0.85%      June 30, 2016     February 28, 2019
   Class C Shares                       Contractual     1.60%      June 30, 2016     February 28, 2019
   Class R Shares                       Contractual     1.10%      June 30, 2016     February 28, 2019
   Class R5 Shares                      Contractual     0.60%      June 30, 2016     February 28, 2019
   Class R6 Shares                      Contractual     0.60%      June 30, 2016     February 28, 2019
   Class Y Shares                       Contractual     0.60%      June 30, 2016     February 28, 2019

Invesco International Companies Fund
   Class A Shares                       Contractual     1.12%     January 1, 2017    February 28, 2019
   Class C Shares                       Contractual     1.87%     January 1, 2017    February 28, 2019
   Class R Shares                       Contractual     1.37%     January 1, 2017    February 28, 2019
   Class R5 Shares                      Contractual     0.87%     January 1, 2017    February 28, 2019
   Class R6 Shares                      Contractual     0.87%     January 1, 2017    February 28, 2019
   Class Y Shares                       Contractual     0.87%     January 1, 2017    February 28, 2019

Invesco International Core Equity Fund
   Class A Shares                       Contractual     1.12%     January 1, 2017    February 28, 2019
   Class B Shares                       Contractual     1.87%     January 1, 2017    February 28, 2019
   Class C Shares                       Contractual     1.87%     January 1, 2017    February 28, 2019
   Class R Shares                       Contractual     1.37%     January 1, 2017    February 28, 2019
   Class R5 Shares                      Contractual     0.87%     January 1, 2017    February 28, 2019
   Class R6 Shares                      Contractual     0.87%     January 1, 2017    February 28, 2019
   Class Y Shares                       Contractual     0.87%     January 1, 2017    February 28, 2019
   Investor Class Shares                Contractual     1.12%     January 1, 2017    February 28, 2019

Invesco International Growth Fund
   Class A Shares                       Contractual     2.25%      July 1, 2013        June 30, 2018
   Class B Shares                       Contractual     3.00%      July 1, 2013        June 30, 2018
   Class C Shares                       Contractual     3.00%      July 1, 2013        June 30, 2018
   Class R Shares                       Contractual     2.50%      July 1, 2013        June 30, 2018
   Class R5 Shares                      Contractual     2.00%      July 1, 2013        June 30, 2018
   Class R6 Shares                      Contractual     2.00%      July 1, 2013        June 30, 2018
   Class Y Shares                       Contractual     2.00%      July 1, 2013        June 30, 2018

Invesco Select Opportunities Fund
   Class A Shares                       Contractual     1.02%     January 1, 2017    February 28, 2019
   Class C Shares                       Contractual     1.77%     January 1, 2017    February 28, 2019
   Class R Shares                       Contractual     1.27%     January 1, 2017    February 28, 2019
   Class R5 Shares                      Contractual     0.77%     January 1, 2017    February 28, 2019
   Class R6 Shares                      Contractual     0.77%     January 1, 2017    February 28, 2019
   Class Y Shares                       Contractual     0.77%     January 1, 2017    February 28, 2019

See page 18 for footnotes to Exhibit A.

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                  VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                 ------------  ----------  ------------------- ------------------
Invesco All Cap Market Neutral Fund
   Class A Shares                    Contractual     1.50%      January 1, 2017    February 28, 2019
   Class C Shares                    Contractual     2.25%      January 1, 2017    February 28, 2019
   Class R Shares                    Contractual     1.75%      January 1, 2017    February 28, 2019
   Class R5 Shares                   Contractual     1.25%      January 1, 2017    February 28, 2019
   Class R6 Shares                   Contractual     1.25%      January 1, 2017    February 28, 2019
   Class Y Shares                    Contractual     1.25%      January 1, 2017    February 28, 2019

Invesco Balanced-Risk Allocation
  Fund/2/
   Class A Shares                    Contractual     2.00%        July 1, 2012       June 30, 2018
   Class B Shares                    Contractual     2.75%        July 1, 2012       June 30, 2018
   Class C Shares                    Contractual     2.75%        July 1, 2012       June 30, 2018
   Class R Shares                    Contractual     2.25%        July 1, 2012       June 30, 2018
   Class R5 Shares                   Contractual     1.75%        July 1, 2012       June 30, 2018
   Class R6 Shares                   Contractual     1.75%     September 24, 2012    June 30, 2018
   Class Y Shares                    Contractual     1.75%        July 1, 2012       June 30, 2018

Invesco Balanced-Risk Commodity
  Strategy Fund/3/
   Class A Shares                    Contractual     2.00%        July 1, 2014       June 30, 2018
   Class B Shares                    Contractual     2.75%        July 1, 2014       June 30, 2018
   Class C Shares                    Contractual     2.75%        July 1, 2014       June 30, 2018
   Class R Shares                    Contractual     2.25%        July 1, 2014       June 30, 2018
   Class R5 Shares                   Contractual     1.75%        July 1, 2014       June 30, 2018
   Class R6 Shares                   Contractual     1.75%        July 1, 2014       June 30, 2018
   Class Y Shares                    Contractual     1.75%        July 1, 2014       June 30, 2018

Invesco Developing Markets Fund
   Class A Shares                    Contractual     2.25%        July 1, 2012       June 30, 2018
   Class B Shares                    Contractual     3.00%        July 1, 2012       June 30, 2018
   Class C Shares                    Contractual     3.00%        July 1, 2012       June 30, 2018
   Class R5 Shares                   Contractual     2.00%        July 1, 2012       June 30, 2018
   Class R6 Shares                   Contractual     2.00%     September 24, 2012    June 30, 2018
   Class Y Shares                    Contractual     2.00%        July 1, 2012       June 30, 2018

Invesco Emerging Markets Equity
  Fund
   Class A Shares                    Contractual     1.33%      January 1, 2017    February 28, 2019
   Class C Shares                    Contractual     2.08%      January 1, 2017    February 28, 2019
   Class R Shares                    Contractual     1.58%      January 1, 2017    February 28, 2019
   Class R5 Shares                   Contractual     1.08%      January 1, 2017    February 28, 2019
   Class R6 Shares                   Contractual     1.08%      January 1, 2017    February 28, 2019
   Class Y Shares                    Contractual     1.08%      January 1, 2017    February 28, 2019

Invesco Emerging Markets Flexible
  Bond Fund
   Class A Shares                    Contractual     1.24%       June 14, 2010     February 28, 2019
   Class B Shares                    Contractual     1.99%       June 14, 2010     February 28, 2019
   Class C Shares                    Contractual     1.99%       June 14, 2010     February 28, 2019
   Class R Shares                    Contractual     1.49%       June 14, 2010     February 28, 2019
   Class R5 Shares                   Contractual     0.99%       June 14, 2010     February 28, 2019
   Class R6 Shares                   Contractual     0.99%     September 24, 2012  February 28, 2019
   Class Y Shares                    Contractual     0.99%       June 14, 2010     February 28, 2019

See page 18 for footnotes to Exhibit A.

                                         CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                     ------------  --------------------- ------------------- ------------------
Invesco Endeavor Fund
   Class A Shares                        Contractual          2.00%             July 1, 2009       June 30, 2018
   Class B Shares                        Contractual          2.75%             July 1, 2009       June 30, 2018
   Class C Shares                        Contractual          2.75%             July 1, 2009       June 30, 2018
   Class R Shares                        Contractual          2.25%             July 1, 2009       June 30, 2018
   Class R5 Shares                       Contractual          1.75%             July 1, 2009       June 30, 2018
   Class R6 Shares                       Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares                        Contractual          1.75%             July 1, 2009       June 30, 2018

Invesco Global Health Care Fund
   Class A Shares                        Contractual          2.00%             July 1, 2012       June 30, 2018
   Class B Shares                        Contractual          2.75%             July 1, 2012       June 30, 2018
   Class C Shares                        Contractual          2.75%             July 1, 2012       June 30, 2018
   Class R6 Shares                       Contractual          1.75%             July 1, 2012       June 30, 2018
   Class Y Shares                        Contractual          1.75%            April 4, 2017       June 30, 2018
   Investor Class Shares                 Contractual          2.00%             July 1, 2012       June 30, 2018

Invesco Global Infrastructure Fund
   Class A Shares                        Contractual          1.28%           January 1, 2017    February 28, 2019
   Class C Shares                        Contractual          2.03%           January 1, 2017    February 28, 2019
   Class R Shares                        Contractual          1.53%           January 1, 2017    February 28, 2019
   Class R5 Shares                       Contractual          1.03%           January 1, 2017    February 28, 2019
   Class R6 Shares                       Contractual          1.03%           January 1, 2017    February 28, 2019
   Class Y Shares                        Contractual          1.03%           January 1, 2017    February 28, 2019

Invesco Global Market Neutral Fund
   Class A Shares                        Contractual          1.50%           January 1, 2017    February 28, 2019
   Class C Shares                        Contractual          2.25%           January 1, 2017    February 28, 2019
   Class R Shares                        Contractual          1.75%           January 1, 2017    February 28, 2019
   Class R5 Shares                       Contractual          1.25%           January 1, 2017    February 28, 2019
   Class R6 Shares                       Contractual          1.25%           January 1, 2017    February 28, 2019
   Class Y Shares                        Contractual          1.25%           January 1, 2017    February 28, 2019

Invesco Global Targeted Returns Fund/4/
   Class A Shares                        Contractual   1.44% less net AFFE*   January 1, 2017    February 28, 2019
   Class C Shares                        Contractual   2.19% less net AFFE*   January 1, 2017    February 28, 2019
   Class R Shares                        Contractual   1.69% less net AFFE*   January 1, 2017    February 28, 2019
   Class R5 Shares                       Contractual   1.19% less net AFFE*   January 1, 2017    February 28, 2019
   Class R6 Shares                       Contractual   1.19% less net AFFE*   January 1, 2017    February 28, 2019
   Class Y Shares                        Contractual   1.19% less net AFFE*   January 1, 2017    February 28, 2019

Invesco Greater China Fund
   Class A Shares                        Contractual          2.25%             July 1, 2009       June 30, 2018
   Class B Shares                        Contractual          3.00%             July 1, 2009       June 30, 2018
   Class C Shares                        Contractual          3.00%             July 1, 2009       June 30, 2018
   Class R5 Shares                       Contractual          2.00%             July 1, 2009       June 30, 2018
   Class R6 Shares                       Contractual          2.00%            April 4, 2017       June 30, 2018
   Class Y Shares                        Contractual          2.00%             July 1, 2009       June 30, 2018

Invesco Long/Short Equity Fund
   Class A Shares                        Contractual          1.59%           January 1, 2017    February 28, 2019
   Class C Shares                        Contractual          2.34%           January 1, 2017    February 28, 2019
   Class R Shares                        Contractual          1.84%           January 1, 2017    February 28, 2019
   Class R5 Shares                       Contractual          1.34%           January 1, 2017    February 28, 2019
   Class R6 Shares                       Contractual          1.34%           January 1, 2017    February 28, 2019
   Class Y Shares                        Contractual          1.34%           January 1, 2017    February 28, 2019

See page 18 for footnotes to Exhibit A.

                                      CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                   VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                  ------------  ----------  ------------------ ------------------
Invesco Low Volatility Emerging
  Markets Fund
   Class A Shares                     Contractual     1.33%      January 1, 2017   February 28, 2019
   Class C Shares                     Contractual     2.08%      January 1, 2017   February 28, 2019
   Class R Shares                     Contractual     1.58%      January 1, 2017   February 28, 2019
   Class R5 Shares                    Contractual     1.08%      January 1, 2017   February 28, 2019
   Class R6 Shares                    Contractual     1.08%      January 1, 2017   February 28, 2019
   Class Y Shares                     Contractual     1.08%      January 1, 2017   February 28, 2019

Invesco MLP Fund
   Class A Shares                     Contractual     1.28%      January 1, 2017   February 28, 2019
   Class C Shares                     Contractual     2.03%      January 1, 2017   February 28, 2019
   Class R Shares                     Contractual     1.53%      January 1, 2017   February 28, 2019
   Class R5 Shares                    Contractual     1.03%      January 1, 2017   February 28, 2019
   Class R6 Shares                    Contractual     1.03%      January 1, 2017   February 28, 2019
   Class Y Shares                     Contractual     1.03%      January 1, 2017   February 28, 2019

Invesco Macro Allocation Strategy
  Fund/5/
   Class A Shares                     Contractual     1.44%      January 1, 2017   February 28, 2019
   Class C Shares                     Contractual     2.19%      January 1, 2017   February 28, 2019
   Class R Shares                     Contractual     1.69%      January 1, 2017   February 28, 2019
   Class R5 Shares                    Contractual     1.19%      January 1, 2017   February 28, 2019
   Class R6 Shares                    Contractual     1.19%      January 1, 2017   February 28, 2019
   Class Y Shares                     Contractual     1.19%      January 1, 2017   February 28, 2019

Invesco Multi-Asset Income Fund
   Class A Shares                     Contractual     0.85%      January 1, 2017   February 28, 2019
   Class C Shares                     Contractual     1.60%      January 1, 2017   February 28, 2019
   Class R Shares                     Contractual     1.10%      January 1, 2017   February 28, 2019
   Class R5 Shares                    Contractual     0.60%      January 1, 2017   February 28, 2019
   Class R6 Shares                    Contractual     0.60%      January 1, 2017   February 28, 2019
   Class Y Shares                     Contractual     0.60%      January 1, 2017   February 28, 2019

Invesco Pacific Growth Fund
   Class A Shares                     Contractual     2.25%       July 1, 2012       June 30, 2018
   Class B Shares                     Contractual     3.00%       July 1, 2012       June 30, 2018
   Class C Shares                     Contractual     3.00%       July 1, 2012       June 30, 2018
   Class R Shares                     Contractual     2.50%       July 1, 2012       June 30, 2018
   Class R5 Shares                    Contractual     2.00%       July 1, 2012       June 30, 2018
   Class R6 Shares                    Contractual     2.00%       April 4, 2017      June 30, 2018
   Class Y Shares                     Contractual     2.00%       July 1, 2012       June 30, 2018

Invesco Select Companies Fund
   Class A Shares                     Contractual     2.00%       July 1, 2009       June 30, 2018
   Class B Shares                     Contractual     2.75%       July 1, 2009       June 30, 2018
   Class C Shares                     Contractual     2.75%       July 1, 2009       June 30, 2018
   Class R Shares                     Contractual     2.25%       July 1, 2009       June 30, 2018
   Class R5 Shares                    Contractual     1.75%       July 1, 2009       June 30, 2018
   Class R6 Shares                    Contractual     1.75%       April 4, 2017      June 30, 2018
   Class Y Shares                     Contractual     1.75%       July 1, 2009       June 30, 2018

Invesco U.S. Managed Volatility Fund
   Class R6 Shares                    Contractual     0.15%     December 18, 2017  December 31, 2019

Invesco World Bond Fund
   Class A Shares                     Contractual     0.94%     December 1, 2016   February 28, 2019
   Class B Shares                     Contractual     1.69%     December 1, 2016   February 28, 2019
   Class C Shares                     Contractual     1.69%     December 1, 2016   February 28, 2019
   Class R5 Shares                    Contractual     0.69%     December 1, 2016   February 28, 2019
   Class R6 Shares                    Contractual     0.69%     December 1, 2016   February 28, 2019
   Class Y Shares                     Contractual     0.69%     December 1, 2016   February 28, 2019

See page 18 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                              ------------  ----------  ------------------- --------------
Invesco Corporate Bond Fund
   Class A Shares                 Contractual    1.50%         July 1, 2012     June 30, 2018
   Class B Shares                 Contractual    2.25%         July 1, 2012     June 30, 2018
   Class C Shares                 Contractual    2.25%         July 1, 2012     June 30, 2018
   Class R Shares                 Contractual    1.75%         July 1, 2012     June 30, 2018
   Class R5 Shares                Contractual    1.25%         July 1, 2012     June 30, 2018
   Class R6 Shares                Contractual    1.25%      September 24, 2012  June 30, 2018
   Class Y Shares                 Contractual    1.25%         July 1, 2012     June 30, 2018

Invesco Global Real Estate Fund
   Class A Shares                 Contractual    2.00%         July 1, 2009     June 30, 2018
   Class B Shares                 Contractual    2.75%         July 1, 2009     June 30, 2018
   Class C Shares                 Contractual    2.75%         July 1, 2009     June 30, 2018
   Class R Shares                 Contractual    2.25%         July 1, 2009     June 30, 2018
   Class R5 Shares                Contractual    1.75%         July 1, 2009     June 30, 2018
   Class R6 Shares                Contractual    1.75%      September 24, 2012  June 30, 2018
   Class Y Shares                 Contractual    1.75%         July 1, 2009     June 30, 2018

Invesco High Yield Fund
   Class A Shares                 Contractual    1.50%         July 1, 2013     June 30, 2018
   Class B Shares                 Contractual    2.25%         July 1, 2013     June 30, 2018
   Class C Shares                 Contractual    2.25%         July 1, 2013     June 30, 2018
   Class R5 Shares                Contractual    1.25%         July 1, 2013     June 30, 2018
   Class R6 Shares                Contractual    1.25%         July 1, 2013     June 30, 2018
   Class Y Shares                 Contractual    1.25%         July 1, 2013     June 30, 2018
   Investor Class Shares          Contractual    1.50%         July 1, 2013     June 30, 2018

Invesco Short Duration Inflation
  Protected Fund
   Class A Shares                 Contractual    0.55%      December 31, 2015   June 30, 2018
   Class A2 Shares                Contractual    0.45%      December 31, 2015   June 30, 2018
   Class R5 Shares                Contractual    0.30%      December 31, 2015   June 30, 2018
   Class R6 Shares                Contractual    0.30%      December 31, 2015   June 30, 2018
   Class Y Shares                 Contractual    0.30%      December 31, 2015   June 30, 2018

Invesco Real Estate Fund
   Class A Shares                 Contractual    2.00%         July 1, 2012     June 30, 2018
   Class B Shares                 Contractual    2.75%         July 1, 2012     June 30, 2018
   Class C Shares                 Contractual    2.75%         July 1, 2012     June 30, 2018
   Class R Shares                 Contractual    2.25%         July 1, 2012     June 30, 2018
   Class R5 Shares                Contractual    1.75%         July 1, 2012     June 30, 2018
   Class R6 Shares                Contractual    1.75%      September 24, 2012  June 30, 2018
   Class Y Shares                 Contractual    1.75%         July 1, 2012     June 30, 2018
   Investor Class Shares          Contractual    2.00%         July 1, 2012     June 30, 2018

Invesco Short Term Bond Fund
   Class A Shares                 Contractual    1.40%         July 1, 2013     June 30, 2018
   Class C Shares                 Contractual   1.75%/6/       July 1, 2013     June 30, 2018
   Class R Shares                 Contractual    1.75%         July 1, 2013     June 30, 2018
   Class R5 Shares                Contractual    1.25%         July 1, 2013     June 30, 2018
   Class R6 Shares                Contractual    1.25%         July 1, 2013     June 30, 2018
   Class Y Shares                 Contractual    1.25%         July 1, 2013     June 30, 2018

Invesco U.S. Government Fund
   Class A Shares                 Contractual    1.50%         July 1, 2012     June 30, 2018
   Class B Shares                 Contractual    2.25%         July 1, 2012     June 30, 2018
   Class C Shares                 Contractual    2.25%         July 1, 2012     June 30, 2018
   Class R Shares                 Contractual    1.75%         July 1, 2012     June 30, 2018
   Class R5 Shares                Contractual    1.25%         July 1, 2012     June 30, 2018
   Class R6 Shares                Contractual    1.25%        April 4, 2017     June 30, 2018
   Class Y Shares                 Contractual    1.25%         July 1, 2012     June 30, 2018
   Investor Class Shares          Contractual    1.50%         July 1, 2012     June 30, 2018

See page 18 for footnotes to Exhibit A.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                 ------------  ----------  ------------------- --------------
Invesco American Value Fund
   Class A Shares                    Contractual     2.00%        July 1, 2013     June 30, 2018
   Class B Shares                    Contractual     2.75%        July 1, 2013     June 30, 2018
   Class C Shares                    Contractual     2.75%        July 1, 2013     June 30, 2018
   Class R Shares                    Contractual     2.25%        July 1, 2013     June 30, 2018
   Class R5 Shares                   Contractual     1.75%        July 1, 2013     June 30, 2018
   Class R6 Shares                   Contractual     1.75%        July 1, 2013     June 30, 2018
   Class Y Shares                    Contractual     1.75%        July 1, 2013     June 30, 2018

Invesco Comstock Fund
   Class A Shares                    Contractual     2.00%        July 1, 2012     June 30, 2018
   Class B Shares                    Contractual     2.75%        July 1, 2012     June 30, 2018
   Class C Shares                    Contractual     2.75%        July 1, 2012     June 30, 2018
   Class R Shares                    Contractual     2.25%        July 1, 2012     June 30, 2018
   Class R5 Shares                   Contractual     1.75%        July 1, 2012     June 30, 2018
   Class R6 Shares                   Contractual     1.75%     September 24, 2012  June 30, 2018
   Class Y Shares                    Contractual     1.75%        July 1, 2012     June 30, 2018

Invesco Energy Fund
   Class A Shares                    Contractual     2.00%        July 1, 2009     June 30, 2018
   Class B Shares                    Contractual     2.75%        July 1, 2009     June 30, 2018
   Class C Shares                    Contractual     2.75%        July 1, 2009     June 30, 2018
   Class R5 Shares                   Contractual     1.75%        July 1, 2009     June 30, 2018
   Class R6 Shares                   Contractual     1.75%       April 4, 2017     June 30, 2018
   Class Y Shares                    Contractual     1.75%        July 1, 2009     June 30, 2018
   Investor Class Shares             Contractual     2.00%        July 1, 2009     June 30, 2018

Invesco Dividend Income Fund
   Class A Shares                    Contractual     2.00%     September 1, 2016   June 30, 2018
   Class B Shares                    Contractual     2.75%     September 1, 2016   June 30, 2018
   Class C Shares                    Contractual     2.75%     September 1, 2016   June 30, 2018
   Class R5 Shares                   Contractual     1.75%     September 1, 2016   June 30, 2018
   Class R6 Shares                   Contractual     1.75%     September 1, 2016   June 30, 2018
   Class Y Shares                    Contractual     1.75%     September 1, 2016   June 30, 2018
   Investor Class Shares             Contractual     2.00%     September 1, 2016   June 30, 2018

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%        July 1, 2009     June 30, 2018
   Class B Shares                    Contractual     2.75%        July 1, 2009     June 30, 2018
   Class C Shares                    Contractual     2.75%        July 1, 2009     June 30, 2018
   Class R6 Shares                   Contractual     1.75%       April 4, 2017     June 30, 2018
   Class Y Shares                    Contractual     1.75%        July 1, 2009     June 30, 2018
   Investor Class Shares             Contractual     2.00%        July 1, 2009     June 30, 2018

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     2.00%       August 1, 2015    June 30, 2018
   Class B Shares                    Contractual     2.75%       August 1, 2015    June 30, 2018
   Class C Shares                    Contractual     2.75%       August 1, 2015    June 30, 2018
   Class R Shares                    Contractual     2.25%       August 1, 2015    June 30, 2018
   Class R5 Shares                   Contractual     1.75%       August 1, 2015    June 30, 2018
   Class R6 Shares                   Contractual     1.75%       August 1, 2015    June 30, 2018
   Class Y Shares                    Contractual     1.75%       August 1, 2015    June 30, 2018

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%        July 1, 2012     June 30, 2018
   Class B Shares                    Contractual     2.75%        July 1, 2012     June 30, 2018
   Class C Shares                    Contractual     2.75%        July 1, 2012     June 30, 2018
   Class R6 Shares                   Contractual     1.75%      February 7, 2017   June 30, 2018
   Class Y Shares                    Contractual     1.75%        July 1, 2012     June 30, 2018

See page 18 for footnotes to Exhibit A.

                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                 ------------  ----------  ------------------ --------------
Invesco Technology Fund
   Class A Shares                    Contractual     2.00%       July 1, 2012     June 30, 2018
   Class B Shares                    Contractual     2.75%       July 1, 2012     June 30, 2018
   Class C Shares                    Contractual     2.75%       July 1, 2012     June 30, 2018
   Class R5 Shares                   Contractual     1.75%       July 1, 2012     June 30, 2018
   Class R6 Shares                   Contractual     1.75%       April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual     1.75%       July 1, 2012     June 30, 2018
   Investor Class Shares             Contractual     2.00%       July 1, 2012     June 30, 2018

Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%     February 12, 2010  June 30, 2018
   Class B Shares                    Contractual     2.75%     February 12, 2010  June 30, 2018
   Class C Shares                    Contractual     2.75%     February 12, 2010  June 30, 2018
   Class Y Shares                    Contractual     1.75%     February 12, 2010  June 30, 2018

Invesco Value Opportunities Fund
   Class A Shares                    Contractual     2.00%       July 1, 2012     June 30, 2018
   Class B Shares                    Contractual     2.75%       July 1, 2012     June 30, 2018
   Class C Shares                    Contractual     2.75%       July 1, 2012     June 30, 2018
   Class R Shares                    Contractual     2.25%       July 1, 2012     June 30, 2018
   Class R5 Shares                   Contractual     1.75%       July 1, 2012     June 30, 2018
   Class R6 Shares                   Contractual     1.75%       April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual     1.75%       July 1, 2012     June 30, 2018

                       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                     Contractual/   Expense    Effective Date of   Expiration
Fund                                  Voluntary    Limitation   Current Limit         Date
----                                 ------------  ----------  ------------------ --------------
Invesco High Yield Municipal Fund
   Class A Shares                    Contractual     1.50%       July 1, 2012     June 30, 2018
   Class B Shares                    Contractual     2.25%       July 1, 2012     June 30, 2018
   Class C Shares                    Contractual     2.25%       July 1, 2012     June 30, 2018
   Class R5 Shares                   Contractual     1.25%       July 1, 2012     June 30, 2018
   Class R6 Shares                   Contractual     1.25%       April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual     1.25%       July 1, 2012     June 30, 2018

Invesco Intermediate Term Municipal
  Income Fund
   Class A Shares                    Contractual     0.84%       July 1, 2016     June 30, 2018
   Class B Shares                    Contractual     1.59%       July 1, 2016     June 30, 2018
   Class C Shares                    Contractual     1.59%       July 1, 2016     June 30, 2018
   Class R6 Shares                   Contractual     0.59%       April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual     0.59%       July 1, 2016     June 30, 2018

Invesco Municipal Income Fund
   Class A Shares                    Contractual     1.50%       July 1, 2013     June 30, 2018
   Class B Shares                    Contractual     2.25%       July 1, 2013     June 30, 2018
   Class C Shares                    Contractual     2.25%       July 1, 2013     June 30, 2018
   Class R6 Shares                   Contractual     1.25%       April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual     1.25%       July 1, 2013     June 30, 2018
   Investor Class                    Contractual     1.50%       July 15, 2013    June 30, 2018

Invesco New York Tax Free Income
  Fund
   Class A Shares                    Contractual     1.50%       July 1, 2012     June 30, 2018
   Class B Shares                    Contractual     2.25%       July 1, 2012     June 30, 2018
   Class C Shares                    Contractual     2.25%       July 1, 2012     June 30, 2018
   Class R6 Shares                   Contractual     1.25%       April 4, 2017    June 30, 2018
   Class Y Shares                    Contractual     1.25%       July 1, 2012     June 30, 2018

See page 18 for footnotes to Exhibit A.

                                  Contractual/   Expense    Effective Date of     Expiration
Fund                               Voluntary    Limitation   Current Limit           Date
----                              ------------  ----------  -----------------  ------------------
Invesco Limited Term Municipal
  Income Fund
   Class A Shares                 Contractual     1.50%      July 1, 2012        June 30, 2018
   Class A2 Shares                Contractual     1.25%      July 1, 2012        June 30, 2018
   Class C Shares                 Contractual     2.25%      June 30, 2013       June 30, 2018
   Class R5 Shares                Contractual     1.25%      July 1, 2012        June 30, 2018
   Class R6 Shares                Contractual     1.25%      April 4, 2017       June 30, 2018
   Class Y Shares                 Contractual     1.25%      July 1, 2012        June 30, 2018

                                  INVESCO MANAGEMENT TRUST

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                              ------------  ----------  -----------------  ------------------
Invesco Conservative Income Fund
   Institutional Class            Contractual     0.30%     January 1, 2018    December 31, 2018

                                  INVESCO SECURITIES TRUST

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                              ------------  ----------  -----------------  ------------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                 Contractual     0.94%     January 1, 2017    February 28, 2019

 * ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF
     FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                    ------------  ----------  -----------------  ------------------
Invesco Government & Agency
  Portfolio
   Cash Management Class                Contractual     0.26%       June 1, 2016     December 31, 2018
   Corporate Class                      Contractual     0.21%       June 1, 2016     December 31, 2018
   Institutional Class                  Contractual     0.18%       June 1, 2016     December 31, 2018
   Personal Investment Class            Contractual     0.73%       June 1, 2016     December 31, 2018
   Private Investment Class             Contractual     0.48%       June 1, 2016     December 31, 2018
   Reserve Class                        Contractual     1.05%       June 1, 2016     December 31, 2018
   Resource Class                       Contractual     0.34%       June 1, 2016     December 31, 2018

Invesco Liquid Assets Portfolio
   Cash Management Class                Contractual     0.26%       June 1, 2016     December 31, 2018
   Corporate Class                      Contractual     0.21%       June 1, 2016     December 31, 2018
   Institutional Class                  Contractual     0.18%       June 1, 2016     December 31, 2018
   Personal Investment Class            Contractual     0.73%       June 1, 2016     December 31, 2018
   Private Investment Class             Contractual     0.48%       June 1, 2016     December 31, 2018
   Reserve Class                        Contractual     1.05%       June 1, 2016     December 31, 2018
   Resource Class                       Contractual     0.38%       June 1, 2016     December 31, 2018

Invesco STIC Prime Portfolio
   Cash Management Class                Contractual     0.26%       June 1, 2016     December 31, 2018
   Corporate Class                      Contractual     0.21%       June 1, 2016     December 31, 2018
   Institutional Class                  Contractual     0.18%       June 1, 2016     December 31, 2018
   Personal Investment Class            Contractual     0.73%       June 1, 2016     December 31, 2018
   Private Investment Class             Contractual     0.48%       June 1, 2016     December 31, 2018
   Reserve Class                        Contractual     1.05%       June 1, 2016     December 31, 2018
   Resource Class                       Contractual     0.34%       June 1, 2016     December 31, 2018

Invesco Tax-Free Cash Reserve
  Portfolio/2/
   Cash Management Class                Contractual     0.28%       June 1, 2016     December 31, 2018
   Corporate Class                      Contractual     0.23%       June 1, 2016     December 31, 2018
   Institutional Class                  Contractual     0.20%       June 1, 2016     December 31, 2018
   Personal Investment Class            Contractual     0.75%       June 1, 2016     December 31, 2018
   Private Investment Class             Contractual     0.45%       June 1, 2016     December 31, 2018
   Reserve Class                        Contractual     1.07%       June 1, 2016     December 31, 2018
   Resource Class                       Contractual     0.36%       June 1, 2016     December 31, 2018

Invesco Treasury Obligations Portfolio
   Cash Management Class                Contractual     0.26%       June 1, 2016     December 31, 2018
   Corporate Class                      Contractual     0.21%       June 1, 2016     December 31, 2018
   Institutional Class                  Contractual     0.18%       June 1, 2016     December 31, 2018
   Personal Investment Class            Contractual     0.73%       June 1, 2016     December 31, 2018
   Private Investment Class             Contractual     0.43%       June 1, 2016     December 31, 2018
   Reserve Class                        Contractual     1.05%       June 1, 2016     December 31, 2018
   Resource Class                       Contractual     0.34%       June 1, 2016     December 31, 2018

Invesco Treasury Portfolio
   Cash Management Class                Contractual     0.26%       June 1, 2016     December 31, 2018
   Corporate Class                      Contractual     0.21%       June 1, 2016     December 31, 2018
   Institutional Class                  Contractual     0.18%       June 1, 2016     December 31, 2018
   Personal Investment Class            Contractual     0.73%       June 1, 2016     December 31, 2018
   Private Investment Class             Contractual     0.48%       June 1, 2016     December 31, 2018
   Reserve Class                        Contractual     1.05%       June 1, 2016     December 31, 2018
   Resource Class                       Contractual     0.34%       June 1, 2016     December 31, 2018

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                        CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY         LIMITATION        CURRENT LIMIT         DATE
----                                    ------------  --------------------- -----------------  ---------------
Invesco V.I. American Franchise Fund
   Series I Shares                      Contractual          2.00%            July 1, 2014     June 30, 2018
   Series II Shares                     Contractual          2.25%            July 1, 2014     June 30, 2018

Invesco V.I. American Value Fund
   Series I Shares                      Contractual          2.00%            July 1, 2012     June 30, 2018
   Series II Shares                     Contractual          2.25%            July 1, 2012     June 30, 2018

Invesco V.I. Balanced-Risk Allocation
  Fund/1/
   Series I Shares                      Contractual   0.80% less net AFFE*    May 1, 2014      April 30, 2019
   Series II Shares                     Contractual   1.05% less net AFFE*    May 1, 2014      April 30, 2019

Invesco V.I. Comstock Fund
   Series I Shares                      Contractual          0.78%            May 1, 2013      April 30, 2019
   Series II Shares                     Contractual          1.03%            May 1, 2013      April 30, 2019

Invesco V.I. Core Equity Fund
   Series I Shares                      Contractual          2.00%            May 1, 2013      June 30, 2018
   Series II Shares                     Contractual          2.25%            May 1, 2013      June 30, 2018

Invesco V.I. Core Plus Bond Fund
   Series I Shares                      Contractual          0.61%           April 30, 2015    April 30, 2019
   Series II Shares                     Contractual          0.86%           April 30, 2015    April 30, 2019

Invesco V.I. Diversified Dividend Fund
   Series I Shares                      Contractual          2.00%            May 1, 2013      June 30, 2018
   Series II Shares                     Contractual          2.25%            May 1, 2013      June 30, 2018

Invesco V.I. Equally-Weighted S&P
  500 Fund
   Series I Shares                      Contractual          2.00%            July 1, 2012     June 30, 2018
   Series II Shares                     Contractual          2.25%            July 1, 2012     June 30, 2018

Invesco V.I. Equity and Income Fund
   Series I Shares                      Contractual          1.50%            July 1, 2012     June 30, 2018
   Series II Shares                     Contractual          1.75%            July 1, 2012     June 30, 2018

Invesco V.I. Global Core Equity Fund
   Series I Shares                      Contractual          2.25%            July 1, 2012     June 30, 2018
   Series II Shares                     Contractual          2.50%            July 1, 2012     June 30, 2018

Invesco V.I. Global Health Care Fund
   Series I Shares                      Contractual          2.00%            May 1. 2013      June 30, 2018
   Series II Shares                     Contractual          2.25%            May 1, 2013      June 30, 2018

Invesco V.I. Global Real Estate Fund
   Series I Shares                      Contractual          2.00%            May 1. 2013      June 30, 2018
   Series II Shares                     Contractual          2.25%            May 1, 2013      June 30, 2018

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                    ------------  ----------  -----------------  ---------------
Invesco V.I. Government Money
  Market Fund
   Series I Shares                      Contractual     1.50%       May 1, 2013      June 30, 2018
   Series II Shares                     Contractual     1.75%       May 1, 2013      June 30, 2018

Invesco V.I. Government Securities
  Fund
   Series I Shares                      Contractual     1.50%       May 1, 2013      June 30, 2018
   Series II Shares                     Contractual     1.75%       May 1, 2013      June 30, 2018

Invesco V.I. Growth and Income Fund
   Series I Shares                      Contractual     0.78%       May 1. 2013      April 30, 2019
   Series II Shares                     Contractual     1.03%       May 1, 2013      April 30, 2019

Invesco V.I. High Yield Fund
   Series I Shares                      Contractual     1.50%       May 1, 2014      June 30, 2018
   Series II Shares                     Contractual     1.75%       May 1, 2014      June 30, 2018

Invesco V.I. International Growth Fund
   Series I Shares                      Contractual     2.25%       July 1, 2012     June 30, 2018
   Series II Shares                     Contractual     2.50%       July 1, 2012     June 30, 2018

Invesco V.I. Managed Volatility Fund
   Series I Shares                      Contractual     2.00%       May 1, 2015      June 30, 2018
   Series II Shares                     Contractual     2.25%       May 1, 2015      June 30, 2018

Invesco V.I. Mid Cap Core Equity
  Fund
   Series I Shares                      Contractual     2.00%       May 1. 2013      June 30, 2018
   Series II Shares                     Contractual     2.25%       May 1, 2013      June 30, 2018

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                      Contractual     2.00%       July 1, 2014     June 30, 2018
   Series II Shares                     Contractual     2.25%       July 1, 2014     June 30, 2018

Invesco V.I. S&P 500 Index Fund
   Series I Shares                      Contractual     2.00%       July 1, 2012     June 30, 2018
   Series II Shares                     Contractual     2.25%       July 1, 2012     June 30, 2018

Invesco V.I. Small Cap Equity Fund
   Series I Shares                      Contractual     2.00%       May 1. 2013      June 30, 2018
   Series II Shares                     Contractual     2.25%       May 1, 2013      June 30, 2018

Invesco V.I. Technology Fund
   Series I Shares                      Contractual     2.00%       May 1. 2013      June 30, 2018
   Series II Shares                     Contractual     2.25%       May 1, 2013      June 30, 2018

Invesco V.I. Value Opportunities Fund
   Series I Shares                      Contractual     2.00%       May 1. 2013      June 30, 2018
   Series II Shares                     Contractual     2.25%       May 1, 2013      June 30, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 16
                                      TO
                             SUB-ADVISORY CONTRACT

    This Amendment dated as of December 15, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

    WHEREAS, the parties agree to amend the Contract to change the name of Premier Portfolio to Invesco Premier Portfolio and Premier Tax-Exempt Portfolio to Invesco Premier Tax-Exempt Portfolio, series portfolios of AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust); and to change the name of Government & Agency Portfolio to Invesco Government & Agency Portfolio, Treasury Obligations Portfolio to Invesco Treasury Obligations Portfolio, Tax-Free Cash Reserve Portfolio to Invesco Tax-Free Cash Reserve Portfolio, series portfolios of Short-Term Investments Trust, as listed on the attached Exhibit A, which were approved by shareholders;

    NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:     /s/ John M. Zerr
        ----------------------
NAME:   John M. Zerr
TITLE:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        ------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco
        PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Invesco Premier Portfolio
Invesco Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio
Invesco Tax-Free Cash Reserve Portfolio
Invesco Treasury Obligations Portfolio

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 17
                                      TO
                             SUB-ADVISORY CONTRACT

    This Amendment dated as of December 18, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

    WHEREAS, the parties agree to amend the Contract to add Invesco Peak Retirement(TM) 2065 Fund, Invesco Peak Retirement(TM) 2060 Fund, Invesco Peak Retirement(TM) 2055 Fund, Invesco Peak Retirement(TM) 2050 Fund, Invesco Peak Retirement(TM) 2045 Fund, Invesco Peak Retirement(TM) 2040 Fund, Invesco Peak Retirement(TM) 2035 Fund, Invesco Peak Retirement(TM) 2030 Fund, Invesco Peak Retirement(TM) 2025 Fund, Invesco Peak Retirement(TM) 2020 Fund, Invesco Peak Retirement(TM) 2015 Fund, Invesco Peak Retirement(TM) Now Fund, series portfolios of AIM Growth Series (Invesco Growth Series) and Invesco U.S. Managed Volatility Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds);

    NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:     /s/ John M. Zerr
        --------------------------
NAME:   John M. Zerr
TITLE:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        ------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco
        PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund
Invesco Peak Retirement(TM) 2015 Fund
Invesco Peak Retirement(TM) 2020 Fund
Invesco Peak Retirement(TM) 2025 Fund
Invesco Peak Retirement(TM) 2030 Fund
Invesco Peak Retirement(TM) 2035 Fund
Invesco Peak Retirement(TM) 2040 Fund
Invesco Peak Retirement(TM) 2045 Fund
Invesco Peak Retirement(TM) 2050 Fund
Invesco Peak Retirement(TM) 2055 Fund
Invesco Peak Retirement(TM) 2060 Fund
Invesco Peak Retirement(TM) 2065 Fund
Invesco Peak Retirement(TM) Now Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund

Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund
Invesco U.S. Managed Volatility Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Invesco Premier Portfolio
Invesco Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio
Invesco Tax-Free Cash Reserve Portfolio
Invesco Treasury Obligations Portfolio